SECURITIES AND EXCHANGE COMMISSION

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                             Washington, D.C. 20549


                                    FORM 8-K
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                                 CURRENT REPORT
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                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report
                        (date of earliest event reported)
                                  June 15, 2001


                           NORTEL NETWORKS CORPORATION
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             (Exact name of registrant as specified in its charter)






          CANADA                      001-07260             not applicable
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(State or other jurisdiction        (Commission           (IRS Employer
      of incorporation)             File Number)          Identification No.)





8200 Dixie Road, Suite 100, Brampton, Ontario, Canada              L6T 5P6
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    (address of principal executive offices)                      (Zip code)




Registrant's telephone number, including area code (905) 863-0000.

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Item 5.   Other Events

On June 15, 2001, the Registrant issued press releases announcing: its outlook for the second quarter of 2001; the expected restructuring charge related to its April 2001 announcement regarding the net reduction of approximately 20,000 positions from the December 31, 2000 level; the expected further reduction of approximately 10,000 positions; its decision to discontinue its access solutions operations and the related financial impact; the expected charge to reflect the write down of certain intangible assets; the obtaining of additional unsecured committed credit facilities; and the discontinuance of future common share dividends.


Copies of the press releases are attached hereto as Exhibit 99.1 and Exhibit
99.2 and such press releases are hereby incorporated in their entirety by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits


(c) Exhibits.


        99.1   Press Release dated June 15, 2001.


        99.2   Press Release dated June 15, 2001.



                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 NORTEL NETWORKS CORPORATION


                                                 By: /s/ DEBORAH J. NOBLE
                                                     ---------------------------
                                                     Deborah J. Noble
                                                     Corporate Secretary


                                                 By: /s/ BLAIR F. MORRISON
                                                     ---------------------------
                                                     Blair F. Morrison
                                                      Assistant Secretary



Dated: June 15, 2001

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                                  EXHIBIT INDEX
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99.1     Press Release dated June 15, 2001
99.2     Press Release dated June 15, 2001